U.S. Securities and Exchange Commission

Washington, D.C. 20549

____________________

Form 8-k

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

of earliest event reported)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 20, 2012

____________________

Commission File No. 333-123465

____________________

Universal Bioenergy, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	20-1770378
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

19800 MacArthur Blvd. Ste. 300

Irvine, CA 92612

(Address of principal executive offices)

 (949) 559-5017

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" “Universal” refer to Universal Bioenergy, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 1.01.      Entry into a Material Definitive Agreement.

Universal Bioenergy Corporation, a Nevada corporation (the “Company”), and Whitesburg Friday Branch Mine LLC, a Kentucky Limited Liability Company (“WFBM” or “Whitesburg”) with its principal offices at 1541 Downtown West Boulevard, Knoxville, Tennessee 37919, entered into a Member Interest Exchange Agreement (the “Agreement”) dated October 17, 2011.  Pursuant to the Agreement, and subject to the terms and conditions set forth therein, and the subsequent amendment to the Agreement (the “Amendment”) dated February 20, 2012, the Company acquired forty percent (40%) of the Member Interests of Whitesburg, from JLP and Partners LLC, a Kentucky Limited Liability Company (“JLP”), in exchange for consideration consisting of two million, seven hundred thousand dollars ($2,700,000) payable in cash, debt instrument and/or and common stock of the Company pursuant to the terms and conditions set forth in the Agreement.

Pursuant to the Agreement and following the execution of the Amendment, the parties acknowledged they have properly and timely performed all terms and conditions as required pursuant to the Agreement, and therefore the transaction contemplated by the “Member Interest Purchase Agreement” (Agreement), and the Amendment was “Closed” on February 20, 2012.

The completion of the acquisition was approved by the Board of Directors of the Company.

Each of the Company and Whitesburg has made customary representations and warranties in the Member Interest Exchange Agreement.  Whitesburg has also agreed to various covenants in the Member Interest Exchange Agreement, including, among other things, (i) to conduct its business in the ordinary course consistent with past practice in all material respects during the period between the execution of the Agreement and the Closing of the transaction, and (ii) not to solicit alternate transactions.

“Whitesburg” is engaged in the business of coal mining, operations and coal production at a coal mining property known as the Whitesburg Friday Branch Mine, located at Friday Branch Road, in Whitesburg, Kentucky for the marketing of “Thermal/Steam” non-coking coal in the United States of America.

Thermal/Steam coal is used as a primary source of energy for coal fired powered plant electric generation. The Whitesburg Mine operates, mines and markets thermal coal in Letcher County in eastern Kentucky for sale to electric utilities for use in coal fired power plant electric generation. The Whitesburg mining operations are the surface and high wall mining type and does not include any underground mining. Whitesburg’s management has represented that it owns the leases for the coal mineral rights, has the mining permits from the State of Kentucky and expects to start full mining production in March 2012.

Universal’s management believes that the association with Whitesburg for the production and marketing of high grade thermal coal should give it a high margin energy product to sell to its electric utility and coal production customers.

The Member Interest Exchange Agreement has been attached as an Exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Company, Whitesburg Friday Branch Mine LLC, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Member Interest Exchange Agreement were made only for purposes of that Agreement and as of specific dates; were solely for the benefit of the parties to the Member Interest Exchange Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Member Interest Exchange Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Whitesburg Friday Branch Mine LLC or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change or be waived after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company and Whitesburg Friday Branch Mine LLC except as required pursuant to the disclosure requirements of the Securities Exchange Act of 1934, as amended.

Additional Summary of the Purchase Agreement

The Company was granted the right, but not the obligation, to conduct exploration, drill and develop the real property, to produce and market any and all Petroleum and Natural Gas (methane), and related hydrocarbons produced from the development the real property owned, managed or controlled by Whitesburg Friday Branch Mine, and from all geological formations under the property, and Leases, and/or from any new and/or existing gas wells.

The Company shall be granted One (1) Seat on “Whitesburg’s” Board of Directors, or appointed as a Managing Member to represent the interests of the Company and its shareholders, according to Whitesburg’s Operating Agreement.

The foregoing description of the Member Interest Exchange Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Member Interest Exchange Agreement.

Item 2.01 - Acquisition Or Disposition Of Assets.

See Item 1.01 above.

Item 3.02 - Unregistered Sale Of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

2.1 Member Interest Exchange Agreement by and among Universal Bioenergy Inc., and Whitesburg Friday Branch Mine LLC, dated October 17, 201

2.2 Amendment to Member Interest Exchange Agreement dated February 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Bioenergy, Inc.
Date: February 28, 2012	By:	/s/ Vince M. Guest

Vince M. Guest Chief Executive Officer